--------------------------------------------------------------------------------


                         REGISTRATION RIGHTS AGREEMENT

                         Dated as of December 14, 1998

                                 by and among

                             AEI RESOURCES, INC.,
                                      AND
                          AEI HOLDING COMPANY, INC.,

                                  AS ISSUERS

                                      AND

                          AEI RESOURCES HOLDING, INC.

                                      AND

                    THE SUBSIDIARY GUARANTORS NAMED HEREIN,
                                 AS GUARANTORS

                                      AND

                            WARBURG DILLON READ LLC
                               AS DEALER MANAGER

                          $200,000,000 10 1/2% SENIOR
                                NOTES DUE 2005


--------------------------------------------------------------------------------

          This Registration Rights Agreement (the "Agreement") is made and
                                                   ---------
entered into as of December 14, 1998 by and among AEI RESOURCES, INC., a Delaware corporation (the "Company"), and AEI Holding Company, Inc. ("Old AEI"
                           -------
and, together with the Company, the "Issuers"), AEI RESOURCES HOLDING, INC., a
                                     -------
Delaware corporation ("Holdings"), and the SUBSIDIARY GUARANTORS (as defined
                       --------
herein) and WARBURG DILLON READ LLC (the "Dealer Manager").  The execution and
                                          --------------
delivery of this Agreement is a condition to the obligations of Warburg Dillon Read LLC to act as dealer manager, in connection with the exchange of the 10 1/2% Senior Notes due 2005 of the Issuers for up to $200,000,000 of the 10% Senior Notes due 2007 of Old AEI, under the Dealer Manager Agreement, dated as of November 9, 1998 (the "Dealer Manager Agreement"), by and among the Issuers,
                          ------------------------
the Guarantors and the Dealer Manager.

          The Issuers, the Guarantors and the Dealer Manager hereby agree as follows:

SECTION 1.  DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Act:  The Securities Act of 1933, as amended, and the rules and
          ---
regulations promulgated by the Commission pursuant thereto.

          Broker-Dealer:  Any broker or dealer registered under the Exchange
          -------------
Act.

          Closing Date:  The date of consummation for the exchange of the Fixed
          ------------
Rate Senior Notes due 2005 of the Issuers for up to $200,000,000 of the 10% Senior Notes due 2007 of Old AEI.

          Commission:  The Securities and Exchange Commission.
          ----------

          Consummate:  A Registered Exchange Offer shall be deemed "Consummated"
          ----------
for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) of this Agreement and (iii) the delivery by the Issuers to the Registrar under the Indenture of New Notes in the same aggregate principal amount as the aggregate principal amount of Old Notes that were so tendered.

          Damages Payment Date:  With respect to the Notes, each Interest
          --------------------
Payment Date.

          Effectiveness Target Date:  As defined in Section 5 of this Agreement.
          -------------------------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations promulgated by the Commission pursuant thereto.

          Exchange Offer:  The registration under the Act by the Issuers and the
          --------------
Guarantors of the New Notes pursuant to a Registration Statement pursuant to which the Issuers and the Guarantors offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Old Notes that are Transfer Restricted Securities held by such Holders for New Notes in an aggregate principal amount equal to the aggregate principal amount of the Old Notes that are Transfer Restricted Securities tendered in such exchange offer by such Holders.

          Exchange Offer Effective Date:  The date on which the Exchange Offer
          -----------------------------
Registration Statement is declared effective by the Commission.

          Exchange Offer Registration Statement:  The Registration Statement
          -------------------------------------
relating to the Exchange Offer, including the related Prospectus.

          Guarantors:  Holdings together with the Subsidiary Guarantors.
          ----------

          Holders:  As defined in Section 2(b) of this Agreement.
          -------

          Indenture:  The Indenture, dated as of December 14, 1998, by and among
          ---------
the Issuers, the Guarantors and IBJ Schroder Bank & Trust Company, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture
      -------
is amended or supplemented from time to time in accordance with its terms.

          Interest Payment Date:  As defined in the Notes.
          ---------------------

          NASD:  National Association of Securities Dealers, Inc.
          ----

          New Notes:  The Issuers' 10 1/2% Senior Notes due 2005 to be issued
          ---------
pursuant to the Indenture in connection with the Exchange Offer and evidencing the same debt as the Old Notes, including the guarantees by the Guarantors.

          Notes:  Old Notes and New Notes.
          -----

          Old Notes:  The  Issuers' 10 1/2% Senior Notes due 2005 to be issued
          ---------
pursuant to the Indenture on the Closing Date, including the guarantees by the Guarantors.

          Participating Broker Dealer:  As defined in Section 6(a)(iii) of this
          ---------------------------
Agreement.

          Person:  An individual, partnership, corporation, trust or
          ------
unincorporated organization, or a government or agency or political subdivision thereof.

          Prospectus:  The prospectus included in a Registration Statement, as
          ----------
amended or supplemented by any prospectus supplement and by all other amendments and supplements thereto, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such Prospectus.

          Registration Default:  As defined in Section 5 of this Agreement.
          --------------------

          Registration Statement:  Any registration statement of the Issuers and
          ----------------------
the Guarantors relating to (a) an offering of New Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement that is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including pre- and post-effective amendments) and all exhibits and material incorporated by reference or deemed to be incorporated by reference, if any, therein.

          Shelf Filing Deadline:  As defined in Section 4(a) of this Agreement.
          ---------------------

          Shelf Registration Statement:  As defined in Section 4(a) of this
          ----------------------------
Agreement.

          Subsidiary:  With respect to any Person, any other Person of which a
          ----------
majority of the equity ownership or the voting securities is at the time owned, directly or indirectly, by such Person or by one or more other subsidiaries of such Person or a combination thereof.

          Subsidiary Guarantors:  Each Subsidiary of the Issuers that, pursuant
          ---------------------
to the Indenture, is, or is required to become, a guarantor of the obligations of the Issuers under the Notes and the Indenture.

          TIA:  The Trust Indenture Act of 1939, as amended  (15 U.S.C. Section
          ---
77aaa-77bbbb), as in effect on the date of the Indenture.

          Transfer Restricted Securities:  Each Note until the earliest to occur
          ------------------------------
of (i) the date on which each such Old Note has been exchanged by a person other than a Broker-Dealer for a New Note in the Exchange Offer, (ii) following the exchange by a Broker-Dealer in the Exchange Offer of an Old Note for a New Note, the date on which such New Note is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Note has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such
Note is distributed to the public pursuant to Rule 144 under the Act.

          Underwritten Registration or Underwritten Offering:  A registration in
          --------------------------------------------------
which securities of the Issuers are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

SECTION 2.  SECURITIES SUBJECT TO THIS AGREEMENT

          (a)  Transfer Restricted Securities.  The securities entitled to the
               ------------------------------
benefits of this Agreement are the Transfer Restricted Securities.

          (b)  Holders of Transfer Restricted Securities.  A Person is deemed to
               -----------------------------------------
be a holder of Transfer Restricted Securities (each, a "Holder") whenever such
                                                        ------
Person beneficially owns Transfer Restricted Securities.

SECTION 3.  REGISTERED EXCHANGE OFFER

          (a) Unless, due to a change in law or Commission policy after the date hereof, the Exchange Offer shall not be permissible under applicable federal law or Commission policy, the Issuers and the Guarantors shall (i) use their reasonable best efforts to cause to be filed with the Commission as soon as practicable after the Closing Date, a Registration Statement under the Act relating to the New Notes and the Exchange Offer and (ii) use their reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable after the Closing Date. In connection with the foregoing, the Issuers and the Guarantors shall (A) file all pre-effective amendments to such Registration Statement as may be necessary to cause such Registration Statement to become effective, (B) if applicable, file a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act, (C) cause all necessary filings in connection with the registration and qualification of the New Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer (provided, however, that the Issuers and the Guarantors shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to take any action that would subject them to general service of process or taxation in any jurisdiction where they are not so subject, except service of process with respect to the offering and sale of the Notes and Exchange Notes) and (D) upon the effectiveness of such Registration Statement, commence the Exchange Offer and use their reasonable best efforts to issue on or prior to 30 business days after the Exchange Offer Effective Date, New Notes in exchange for all Old Notes tendered in the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the New Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of New Notes held by Broker-Dealers as contemplated by Section 3(c) below. If, after such Exchange Offer Registration Statement initially is declared effective by the Commission, the Exchange Offer or the issuance of New Notes under the Exchange Offer or the resale of New Notes received by Broker-Dealers in the Exchange Offer as contemplated by Section 3(c) be-low is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement shall be deemed not to have become effective for purposes of this Agreement during the period that such stop order, injunction or other similar order or requirement shall remain in effect.

          (b) The Issuers shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no
                                                  --------  -------
event shall such period be less than 20 business days. The Issuers and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. The Issuers and the Guarantors shall only offer to exchange New Notes for Old Notes in the Exchange Offer, and only the New Notes shall be registered under the Exchange Offer Registration Statement.

          (c) The Issuers shall indicate in a "Plan of Distribution" section contained in the Prospectus included in the Exchange Offer Registration Statement that any Broker-Dealer that holds Old Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Issuers), may exchange such Old Notes pursuant to the Exchange Offer; provided, however, that such Broker-Dealer
                                      --------  -------
may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the New Notes received by such Broker-Dealer in the Exchange Offer. Such "Plan of Distribution" section shall allow the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Act, including Participating Broker-Dealers, and shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

          The Issuers and the Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time. The Issuers shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such period in order to facilitate such resales.

SECTION 4.  SHELF REGISTRATION

          (a)  Shelf Registration.  If (i) the Issuers and the Guarantors are
               ------------------
not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy or (ii) any Holder of Transfer Restricted Securities shall notify the Issuers within 20 business days of the commencement of the Exchange Offer that such Holder (A) is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) may not resell the New Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) is a Broker-Dealer and holds Old Notes (including the Dealer Manager who holds Old Notes as part of an unsold allotment from the original offering of the Notes) acquired directly from the Issuer or one of its affiliates or (iii) the Issuers and the Guarantors do not consummate the Exchange Offer within 45 days following the effectiveness date of the Exchange Offer Registration Statement, then the Issuers and the Guarantors shall (x) use their reasonable best efforts to file a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") and have it declared effective by the
            ----------------------------
Commission as soon as practicable, (such date being the Shelf Filing Deadline"),
                                                        ---------------------
which the Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) of this Agreement, and (y) use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable. The Issuers and the Guarantors shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) of this Agreement to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this
Section 4(a) and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a continuous period of two years following the date on which such Shelf Registration Statement becomes effective under the Act or such shorter period that will terminate when all the Notes covered by the Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement.

          (b)  Provision by Holders of Certain Information in Connection with
               --------------------------------------------------------------
the Shelf Registration Statement.  No Holder of Transfer Restricted Securities
--------------------------------
may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within 10 business days after receipt of a request therefor, such information regarding such Holder as the Issuers may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included in such Shelf Registration Statement. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuers all information required to be disclosed to make the information previously furnished to the Issuers by such Holder not materially misleading.

SECTION 5.  LIQUIDATED DAMAGES

          Until the Issuers complete the Exchange Offer, the Issuers and the Guarantors will pay liquidated damages to each Holder of Transfer Restricted Securities in an amount equal to $.15 per week per $1,000 principal amount of Notes constituting Transfer Restricted Securities held by such Holder, such amount of liquidated damages to increase by an additional $.05 per week per $1,000 principal amount of Notes constituting Transfer Restricted Securities for the 90-day period commencing December 8, 1998 and with respect to each subsequent 90-day period until the Issuers complete the Exchange Offer. In addition, if (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date") or (iii) any
                                      -------------------------
Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or usable in connection with resales of Transfer Restricted Securities during the periods required by this Agreement (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Issuers and the Guarantors will pay liquidated
---------------------
damages to each Holder of Transfer Restricted Securities, in an amount equal to $.05 per week per $1,000 principal amount of Notes constituting Transfer Restricted Securities held by such Holder. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 principal amount of Notes constituting Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, if any and the consummation of the Exchange Offer has occurred up to a maximum amount of liquidated damages of $.50 per week per $1,000 in principal amount of Notes constituting Transfer Restricted Securities. Notwithstanding the foregoing, the Issuers and the Guarantors shall not be required to pay liquidated damages to each Holder of Transfer Restricted Securities if the Registration Default arises from the failure of the Issuers or the Guarantors to file, or cause to become effective, a Shelf Registration Statement within the time period required by
Section 4 of this Agreement and such Registration Default is by reason of the failure of the Holders to provide the information regarding the Holder reasonably requested by the Issuers, the NASD or any other regulatory agency having jurisdiction over any of the Holders at least 10 business days prior to such Registration Default or consummation of the Exchange Offer.

          All accrued liquidated damages shall be paid by the Issuers and the Guarantors on each Damages Payment Date to the Holders by wire transfer of immediately available funds or by federal funds check and to the Holders of Certificated Securities by mailing a check to such Holders' registered addresses. Following the cure of all Registration Defaults if any and the Consummation of the Exchange Offer relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.

          All obligations of the Issuers and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

SECTION 6.  REGISTRATION PROCEDURES

          (a)  Exchange Offer Registration Statement.  In connection with the
               -------------------------------------
Exchange Offer, the Issuers and the Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

             (i) If, due to a change in law or Commission policy after the date hereof, in the reasonable opinion of counsel to the Issuers there is a question as to whether the Exchange Offer is permitted by applicable federal law or Commission policy, the Issuers hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Issuers and the Guarantors to Consummate an Exchange Offer for such Old Notes. The Issuers hereby agrees to pursue the issuance of such a no-action letter or favorable decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Issuers hereby agree, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission an analysis prepared by counsel to the Issuers setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission of such submission. The Dealer Manager shall be given prior notice of any action taken by the Issuers under this clause (i).

             (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Issuers, prior to the Consummation of the Exchange Offer, a written representation to the Issuers (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Issuers or any of the Guarantors, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes to be issued in the Exchange Offer and (C) it is acquiring the New Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuers' preparations for the Exchange Offer.

             (iii) The Issuers, the Guarantors and the Dealer Manager acknowledge that the staff of the Commission has taken the position that any broker-dealer that owns New Notes that were received by such broker-dealer for its own account in the Exchange Offer (a "Participating Broker-
                                                          --------------------
     Dealer") may be deemed to be an "underwriter" within the meaning of the Act
     ------
     and must deliver a prospectus meeting the requirements of the Act in connection with any resale of such New Notes (other than a resale of an unsold allotment resulting from the original offering of the Notes).

          The Issuers, the Guarantors and the Dealer Manager also acknowledge that it is the Commission staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the New Notes, without naming the Participating Broker-Dealers or specifying the amount of New Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Act in connection with resales of New Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Act.

          (b)  Shelf Registration Statement.  In the event that a Shelf
               ----------------------------
Registration Statement is required by this Agreement, the Issuers and the Guarantors shall comply with all the provisions of Section 6(c) of this Agreement and shall use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution of such Transfer Restricted Securities and, in connection therewith, the Issuers and the Guarantors will as expeditiously as possible prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution of such Transfer Restricted Securities.

          (c)  General Provisions.  In connection with any Registration
               ------------------
Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit resales of Notes by Broker-Dealers), the Issuers and the Guarantors shall:

             (i) use their reasonable best efforts to keep such Registration Statement continuously effective for the applicable time period required hereunder and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers shall promptly notify the Holders to suspend use of the Prospectus, and the Holders shall suspend use of the Prospectus, and such Holders shall not communicate non-public information to any third party, in violation of the securities laws, until the Issuers and the Guarantors have made an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), the Issuers and the Guarantors shall use their reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

             (ii) prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 of this Agreement, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act during the applicable time period required hereunder and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act and the Exchange Act with respect to the disposition of all Transfer Restricted Securities covered by such Registration Statement during such period in accordance with the intended method or methods of distribution by the sellers of such securities set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

             (iii) advise the underwriter(s), if any, the Dealer Manager, and, in the case of a Shelf Registration Statement, each of the selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for ad-ditional information relating to such Registration Statement or Prospectus,
     (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement to such Registration Statement or Prospectus, as the case may be, or any document incorporated by reference in such Registration Statement or Prospectus untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements in such Registration Statement or Prospectus not misleading and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuers and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

             (iv) furnish to each of the underwriter(s), if any, the Dealer Manager, and, in the case of a Shelf Registration Statement, each of the selling Holders before filing with the Commission, copies of any Registration Statement or any Prospectus included in such Registration Statement or Prospectus or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the reasonable review of such underwriter(s), if any, the Dealer Manager, and such Holders for a period of at least three business days, and the Issuers and the Guarantors will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus, as the case may be, (including all such documents incorporated by reference) to which any underwriter, the Dealer Manager or any selling Holder shall reasonably object within three business days after the receipt of such Registration Statement or Prospectus;

             (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, (A) provide copies of such document to the selling Holders and to the underwriter(s), if any, (B) make the Issuers'
     and the Guarantors' representatives available for discussion of such document and other customary due diligence matters; provided that such
                                                         --------
     discussion and due diligence shall be coordinated on behalf of the selling Holders by one counsel designated by and on behalf of such selling Holders and (C) include such information in such document prior to the filing of such document as such selling Holders or underwriter(s), if any, may reasonably request;

             (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders or any of the underwriter(s), if any, at the offices where normally kept, during reasonable business hours, all relevant financial and other records, pertinent corporate documents and properties of the Issuers and the Guarantors and cause the Issuers' and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness; provided, however, that such
                                                    --------  -------
     persons shall first agree in writing with the Issuers that any information that is reasonably and in good faith designated by the Issuers in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless and to the extent that (A) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (B) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any Prospectus),
     (C) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or (D) such information becomes available to such person from a source other than the Issuers and their Subsidiaries and such source is not bound by a confidentiality agreement;

             (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid for Transfer Restricted Securities and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be incorporated in such Prospectus sup-
     plement or post-effective amendment; provided, however, that the Issuers
                                          --------  -------
     shall not be required to take any action pursuant to this Section 6(c)(vii) that would, in the opinion of counsel for the Issuers, violate applicable law;

             (viii) furnish to each underwriter, if any, the Dealer Manager and upon request to the Issuers to a selling Holder without charge, at least one conformed copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including, upon the request of such Person, all documents incorporated by reference therein and all exhibits to the extent requested (including exhibits incorporated therein by reference);

             (ix) deliver to each selling Holder, each of the underwriter(s), if any, and the Dealer Manager, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Issuer and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement to the Prospectus by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities in accordance with the terms thereof and with U.S. Federal securities laws and Blue Sky laws covered by the Prospectus or any amendment or supplement thereto;

             (x) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings of securities of this type) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all as may be reasonably requested by any Holder of Transfer Restricted Securities or the underwriter(s), if any, in connection with any sale or resale of Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Issuers and the Guarantors shall (A) make such representations and warranties to the Holders of such Transfer Restricted Securities and the underwriters, if any, with respect to the business of the Issuers and its Subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when customarily requested; (B) obtain opinions of counsel to the Issuers and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters, if any, and special counsel to the Holders of the Transfer Restricted Secu-rities being sold), addressed to each selling Holder of Transfer Restricted Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters, if any, and special counsel to Holders of Transfer Restricted Securities; (C) use their reasonable best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by the Issuers or any such subsidiary for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed (where reasonably possible) to each selling Holder of Transfer Restricted Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 8 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Shelf Registration Statement and the underwriters, if any); and (E) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold and the underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers.

          If at any time the representations and warranties of the Issuers and the Guarantors contemplated in clause (A) above cease to be true and correct, the Issuers shall so advise the Dealer Manager and the underwriter(s), if any, and each selling Holder promptly and, if requested by any of them, shall confirm such advice in writing;

             (xi) prior to any public offering of Transfer Restricted Securities, cooperate with and cause the Guarantors to cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification (or exemption from such registration or qualification) of the Transfer Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the selling Holders and underwriter(s), if any, may reasonably request in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Registration Statement; provided, however, that neither the Issuers nor the Guarantors shall be
     --------  -------
     required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

             (xii) if a Shelf Registration is filed pursuant to Section 4(a), cooperate with the selling Holders of Registrable Securities and the managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing Underwriters, if any, or Holders may reasonably request;

             (xiii) in connection with any sale or transfer of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with and cause the Guarantors to cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

             (xiv) use their reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers of such Transfer Restricted Securities or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

             (xv) if any fact or event contemplated by Section 6(c)(iii)(D) of this Agreement shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated in such Registration Statement or Prospectus by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Registration Statement will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading and the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

             (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities that are in a form eligible for deposit with The Depository Trust Issuers;

             (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the
     NASD);

             (xviii) otherwise use their reasonable best efforts to comply with all applicable rules and regulations of the Commission in regards to any Registration Statement, and make generally available to its securityholders, as soon as practicable, a consolidated earning statement of the Issuers meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or reasonable best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Issuers' first fiscal quarter commencing after the effective date of the Registration Statement;

             (xix) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture, if any, as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their best efforts to cause the Trustee to execute, all customary documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

             Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuers of the existence of any fact of the kind described in Section 6(c)(iii)(D) of this Agreement, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) of this Agreement, or until it is advised in writing (the "Advice") by
                                                                    ------
the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Issuers, each Holder will deliver to the Issuers (at the Issuers' expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event that the Issuers shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 of this Agreement, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) of this Agreement to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) of this Agreement or shall have received the Advice.

SECTION 7. REGISTRATION EXPENSES

          (a) All fees and expenses incident to the Issuers' and the Guarantors' performance of or compliance with this Agreement will be borne by the Issuers regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Notes to be issued in the Exchange Offer and printing of Prospectuses); (iv) all fees and disbursements of counsel for the Issuers, the Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of independent certified public accountants of the Issuers and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

          The Issuers and the Guarantors will, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by them.

          Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder of Transfer Restricted Notes shall pay all underwriting discounts and commissions of any underwriters with respect to any Notes sold by or on behalf of it.

          (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuers will reimburse the Dealer Manager and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

          (a) Each of the Issuers and the Guarantors, on a joint and several basis, agrees to indemnify and hold harmless (i) the Dealer Manager, each Holder of Transfer Restricted Securities and each Participating Broker Dealer, (ii) each person, if any, who controls any of the foregoing within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling
                                                                    -----------
person") and (iii) its agents, employees, officers and directors and the agents,
------
employees, officers and directors of any such controlling person (collectively, the "Indemnified Persons") from and against any and all losses, liabilities,
     -------------------
claims, damages and expenses whatsoever (including but not limited to reasonable fees of not more than one separate law firm (in addition to local counsel) and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation) to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers
                                            --------  -------
and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any Indemnified Person relating to such Indemnified Person expressly for use therein. This indemnity agreement will be in addition to any liability that the Issuers and the Guarantors may otherwise have, including, but not limited to, liability under this Agreement.

          If any action is brought against any Indemnified Persons or any such person in respect of which indemnity may be sought against the Issuers and the Guarantors pursuant to the foregoing paragraph, such Indemnified Persons or such person shall promptly notify the indemnifying party in writing of the institution of such action and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which they may have to the Indemnified Persons or any such person or otherwise. Such Indemnified Persons shall have the right to employ its own counsel in any such case, but the reasonable fees and expenses of such counsel shall be at the expense of such In-demnified Persons unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). The indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent but if settled with the written consent of the indemnifying party, the indemnifying party agrees to indemnify and hold harmless any Indemnified Persons and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (b) In connection with any Registration Statement pursuant to which a Holder of Transfer Restricted Securities offers or sells Transfer Restricted Securities, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers and the Guarantors, their respective directors and officers and any person controlling either of the Issuers or a Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each of their agents, employees, officers and directors and the agents, employees, officers and directors of such controlling person from and against any losses, liabilities, claims, damages and expenses (including but not limited to reasonable fees of not more than one separate law firm (in addition to local counsel) and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all reasonable amounts paid in settlement of any claim or litigation) to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to such Holder furnished to the Issuers by such Holder in writing expressly for use therein.

          If any action is brought against either of the Issuers or a Guarantor or any such person in respect of which indemnity may be sought against any Holder of Transfer Restricted Securities pursuant to the foregoing paragraph, the Issuers, the Guarantors or such person shall promptly notify such Holder in writing of the institution of such action and such Holder shall assume the defense of such action, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify such Holder shall not relieve such Holder from any liability which they may have to the Issuers, the Guarantors or any such person or otherwise. The Issuers, the Guarantors or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Issuers or such person unless the employment of such counsel shall have been authorized in writing by such Holder of Transfer Restricted Securities in connection with the defense of such action or such Holder shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Holder (in which case such Holder shall not have the right to direct the defense of such action on behalf of the indemnified party or parties, but such Holder may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Holder), in any of which events such fees and expenses shall be borne by such Holder and paid as incurred (it being understood, however, that such Holder shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, any Holder of Transfer Restricted Securities shall not be liable for any settlement of any such claim or action effected without the written consent of such Holder but if settled with the written consent of such Holder, such Holder agrees to indemnify and hold harmless the Issuers, the Guarantors and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) In order to provide for contribution in circumstances in which the indemnification provided for in paragraphs (a) and (b) of this Section 8 is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under this Section 8, the Issuers, the Guarantors and the Indemnified Persons shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action or any claims asserted) to which the Issuers and/or the Guarantors and the Indemnified Persons may be subject, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Indemnified Persons, on the other hand, from the offering of the Old Notes or, (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors, on the one hand, and the Indemnified Persons, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Indemnified Persons, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering of Old Notes (net of discounts and commissions but before deducting expenses) received by the Issuers as set forth in the table on the cover page of the Offering Memorandum bear to the total proceeds received by such Holder with respect to its sale of Transfer Restricted Securities or New Notes. The relative fault of the Issuers and the Guarantors, on the one hand, and the Indemnified Persons, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, the Guarantors or the Indemnified Persons and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

           The Issuers, the Guarantors and the Dealer Manager agree that it would not be just and equitable if contribution pursuant to this paragraph (c) of this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of paragraph (c) of this
Section 8, (i) in no case shall an Indemnified Person be required to contribute any amount in excess of the amount by which the total proceeds received by such Indemnified Person with respect to its sale of its Transfer Restricted Securities or New Notes, as the case may be, exceeds the amount of any damages that such Indemnified Person has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (c) of this Section 8, each person, if any, who controls an Indemnified Person within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Indemnified Person, and each person, if any, who controls either of the Issuers or a Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Issuers or the Guarantors, respectively, where applicable, subject in each case to clauses (i) and (ii) of this paragraph. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph 8(c), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this paragraph (c) of this Section 8 or otherwise; provided, however, that no additional notice shall be required with respect to
--------  -------
any action for which notice has been given under paragraphs (a) or (b) of this
Section 8 for purposes of indemnification. No party shall be liable for contribution with respect to any action or claim settled without its written consent, provided, however, that such written consent was not unreasonably
         --------  -------
withheld.

SECTION 9. RULE 144A

           The Issuers and the Guarantors shall use their best efforts, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale of such securities and any prospective purchaser of such Transfer Restricted Securities from such Holder or benefi-cial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

          No Holder may participate in any Underwritten Registration under this Agreement unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled under this Agreement to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorneys, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. SELECTION OF UNDERWRITERS

          The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be
               --------
reasonably satisfactory to the Issuers.

SECTION 12. MISCELLANEOUS

          (a)  Remedies.  Each Holder, in addition to being entitled to exercise
               --------
all rights provided in this Agreement, in the Indenture, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Issuers and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b)  No Inconsistent Agreements.  Each of the Issuers and the
               --------------------------
Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions of this Agreement. The Issuers will not have previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders under this Agreement do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' securities under any agreement in effect on the date of this Agreement.

          (c)  Adjustments Affecting the Notes.  Without the written consent of
               -------------------------------
the Holders of a majority in aggregate principal amount of outstanding Transfer Restricted Notes, the Issuers and the Guarantors will not take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

          (d)  Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to or departures from the provisions of this Agreement may not be given unless the Issuers have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions of this Agreement that relates exclusively to the rights of Holders whose securities are being sold or tendered pursuant to a Registration Statement and that does not affect directly or indirectly the rights of other Holders whose securities are not being sold or tendered pursuant to such Registration Statement may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being so sold or tendered.

          (e)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivering, first-class mail (registered or certified, return receipt requested), telex, telecopier or air courier guaranteeing overnight delivery:

             (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

             (ii)  if to the Issuers or the Guarantors, at:

                   AEI Resources, Inc.
                   1500 North Big Run Road
                   Ashland, Kentucky 41102
                   Facsimile: (606) 928-0450
                   Attention: Treasurer/Controller

                   with a copy to:

                   Brown, Todd & Heyburn PLLC
                   2700 Lexington Financial Center
                   Lexington, Kentucky 40507-1749
                   Facsimile: (606) 231-0011
                   Attention: Paul Sullivan, Esq.

          All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed;
(iii) when answered back, if telexed; (iv) when receipt acknowledged, if telecopied; and (v) on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

          (f)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and permitted assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities.

          (g)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h)  Captions.  The captions included in this Agreement are included
               --------
solely for convenience of reference and are not to be considered a part of this Agreement.

          (i)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

          (j)  Submission to Jurisdiction.  The Issuers and the Guarantors
               --------------------------
irrevocably submit to the nonexclusive jurisdiction of any State or Federal court sitting in New York over any suit, action or proceeding arising out of or relating to this agreement. The Issuers and the Guarantors irrevocably waive, to the fullest extent permitted by law, any objection it may now or thereafter have to the laying of venue of any such court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Issuers and the Guarantors agree that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Issuers and the Guarantors and may be enforced in any other courts to the jurisdiction of which the Issuers and the Guarantors are or may be subject, by suit upon such judgment. The Issuers and the Guarantors hereby appoint, without power of revocation, CT Corporation System as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding arising out of or relating to this letter.

          (k)  Severability.  In the event that any one or more of the
               ------------
provisions contained in this Agreement, or the application of any such provision in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

          (l)  Entire Agreement.  This Agreement together with the other
               ----------------
Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties to this Agreement in respect of the subject matter contained in this Agreement. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to in this Agreement with respect to the registration rights granted by the Issuers with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           [Signatures on Next Page]

          IN WITNESS WHEREOF, the parties have executed this Senior Note Registration Rights Agreement as of the date first written above.

                                             AEI RESOURCES, INC.

                                             By: /s/ John E. Baum
                                                 _____________________________
                                                 Name: John E. Baum
                                                 Title:

                                             AEI HOLDING COMPANY, INC.

                                             By: /s/ John E. Baum
                                                 _____________________________
                                                 Name: John E. Baum
                                                 Title:

                              Confirmed and Accepted and agreed as of the date first above written:

                              WARBURG DILLON READ LLC,
                                  as Dealer Manager

                              By: /s/ Kaj Ahlburg
                                  _____________________________
                                  Name: Kaj Ahlbug
                                  Title: Executive Director Leveraged Finance

                              By: /s/ David W. Barth
                                  _____________________________
                                  Name: David W. Barth
                                  Title: Associate Director Leveraged Finance

                                       Confirmed and Accepted and agreed to
                                            as Guarantors:

                                       17 WEST MINING, INC.,
                                       ACECO, INC.,
                                       ADDINGTON MINING, INC.,
                                       AEI COAL SALES COMPANY, INC.,
                                       AEI RESOURCES HOLDING, INC.,
                                       AMERICOAL DEVELOPMENT COMPANY,
                                       APPALACHIAN REALTY COMPANY,
                                       AYRSHIRE LAND COMPANY,
                                       BELLAIRE TRUCKING COMPANY,
                                       BLUEGRASS COAL DEVELOPMENT
                                        COMPANY,
                                       BOWIE RESOURCES LIMITED
                                       CC COAL COMPANY,
                                       COAL VENTURES HOLDING
                                        COMPANY, INC.,
                                       EAST KENTUCKY ENERGY CORPORATION,
                                       EMPLOYEE BENEFITS MANAGEMENT, INC.,
                                       ENCOAL CORPORATION,
                                       ENERZ CORPORATION,
                                       EVERGREEN MINING COMPANY,
                                       FAIRVIEW LAND COMPANY,
                                       FRANKLIN COAL SALES COMPANY,
                                       GRASSY COVE COAL MINING COMPANY,
                                       HERITAGE MINING COMPANY,
                                       HIGHLAND COAL, INC.,
                                       IKERD-BANDY CO., INC.,
                                       KERMIT COAL COMPANY,
                                       LESLIE RESOURCES, INC.,
                                       LESLIE RESOURCES MANAGEMENT, INC.,
                                       MEADOWLARK, INC.,
                                       MEGA MINERALS, INC.,
                                       MIDWEST COAL SALES COMPANY,
                                       MID-VOL LEASING, INC.
                                       MINING TECHNOLOGIES, INC.,
                                       MOUNTAIN-CLAY, INCORPORATED (d/b/a
                                         Mountain Clay, Inc.),
                                       PHOENIX LAND COMPANY,
                                       PREMIUM PROCESSING, INC.,
                                       PREMIUM COAL DEVELOPMENT COMPANY,
                                       PRO-LAND, INC. (d/b/a Kem Coal Company)

                                       R. & F. COAL COMPANY,
                                       RIVER COAL COMPANY, INC.,
                                       ROARING CREEK COAL COMPANY,
                                       SHIPYARD RIVER COAL TERMINAL COMPANY,
                                       STRAIGHT CREEK COAL RESOURCES COMPANY,
                                       TENNESSEE MINING, INC.,
                                       TURRIS COAL COMPANY,
                                       WYOMING COAL TECHNOLOGY, INC.,
                                       ZEIGLER COAL HOLDING COMPANY,
                                       ZEIGLER ENVIRONMENTAL SERVICES COMPANY
                                       ZENERGY, INC.,
                                           each as Guarantor

                                       By: /s/ John E. Baum
                                           _____________________________________
                                           Name: John E. Baum
                                           Title:

                                        BEECH COAL COMPANY,
                                        CANNELTON, INC.,
                                        CANNELTON INDUSTRIES, INC.,
                                        CANNELTON LAND COMPANY,
                                        CANNELTON SALES COMPANY,
                                        DUNN COAL & DOCK COMPANY,
                                        HAYMAN HOLDINGS, INC.,
                                        KANAWHA CORPORATION,
                                        KINDILL HOLDING, INC.,
                                        KINDILL MINING, INC.,
                                        MIDWEST COAL COMPANY ,
                                        MOUNTAINEER COAL DEVELOPMENT
                                          COMPANY,
                                        MOUNTAIN COALS CORPORATION,
                                        OLD BEN COAL COMPANY,
                                        WEST VIRGINIA-INDIANA COAL HOLDING
                                          COMPANY, INC.,
                                          each as Guarantor

                                        By: /s/ William H. Haselhoff
                                            ____________________________________
                                            Name: William H. Haselhoff
                                            Title:

                                   BENTLEY COAL COMPANY,
                                   SKYLINE COAL COMPANY,
                                   KENTUCKY PRINCE MINING COMPANY,
                                     each as Guarantor

                                   By: GRASSY COVE COAL MINING   COMPANY,
                                       ROARING CREEK COAL COMPANY,
                                       each as General Partner of each of the
                                       entities listed above

                                   By: /s/ John E. Baum
                                       _________________________________________
                                       Name: John E. Baum
                                       Title:

                                        NUCOAL, LLC,
                                          as Guarantor

                                        By: AMERICOAL DEVELOPMENT COMPANY
                                            ENCOAL CORPORATION
                                            each as Member

                                        By: /s/ John E. Baum
                                            ____________________________________
                                            Name: John E. Baum
                                            Title: